UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2023

Ceridian HCM Holding Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38467	46-3231686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3311 East Old Shakopee Road, Minneapolis, MN		55425
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (952) 853-8100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CDAY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Ceridian HCM Holding Inc. (the “Company” or “Ceridian”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on April 28, 2023. As of the March 1, 2023 record date (the “Record Date”), there were 152,696,838 shares of common stock of the Company, par value $0.01 per share (“Common Stock”), issued and outstanding and entitled to vote at the Annual Meeting. In addition, the holder of the share of special voting preferred stock (“Special Voting Share”) was entitled to cast a number of votes at the Annual Meeting equal to the number of shares of Common Stock issuable upon exchange of the exchangeable shares of Ceridian AcquisitionCo ULC (the “Exchangeable Shares”) then outstanding as of the Record Date. As of the Record Date, the Exchangeable Shares outstanding were exchangeable for 1,954,361 shares of Common Stock.

In total, 152,696,838 shares of Common Stock together with 1,954,361 Exchangeable Shares then represented by the Special Voting Share were outstanding as of the Record Date, constituting 154,651,199 votes represented by the outstanding shares of the Common Stock and Exchangeable Shares (“Voting Stock”). 137,796,821 shares of Voting Stock were represented at the Annual Meeting (in person or by proxy), constituting a majority of the outstanding shares entitled to vote at the Annual Meeting.

At the Annual Meeting, stockholders of the Company (1) approved the election of Brent B. Bickett, Ronald F. Clarke, Ganesh B. Rao, and Leagh E. Turner as Class I directors, and Deborah A. Farrington, Thomas M. Hagerty, and Linda P. Mantia as Class II directors, each to serve for a term of one year ending at Ceridian’s 2024 Annual Meeting of Stockholders; (2) approved the advisory, non-binding vote on the compensation of Ceridian’s named executive officers; and (3) ratified the appointment of KPMG LLP as Ceridian’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

The final voting results of the Voting Stock are set forth below:

	For		Withhold/Abstain	Broker Non-Votes
Proposal One – Election of four Class I directors:
Brent B. Bickett	133,158,469		2,510,065	2,128,287
Ronald F. Clarke	134,549,026		1,119,508	2,128,287
Ganesh B. Rao	134,603,283		1,065,251	2,128,287
Leagh E. Turner Election of three Class II directors:	135,219,454		449,080	2,128,287
Deborah A. Farrington	133,378,433		2,290,101	2,128,287
Thomas M. Hagerty	126,204,570		9,463,964	2,128,287
Linda P. Mantia	135,027,238		641,296	2,128,287
	For	Against	Abstain	Broker Non-Votes
Proposal Two – Advisory, non-binding vote on the compensation of Ceridian’s named executive officers	131,177,532	4,472,705	18,297	2,128,287

	For	Against	Abstain
Proposal Three – Ratification of the appointment of KPMG LLP as Ceridian’s independent registered public accounting firm for the fiscal year ending December 31, 2023	134,862,507	2,918,539	15,775

Regarding Ceridian’s other directors, each of David D. Ossip, Andrea S. Rosen, and Gerald C. Throop continue to serve as a director for a term ending at Ceridian’s 2024 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERIDIAN HCM HOLDING INC.

By:	/s/ William E. McDonald
Name:	William E. McDonald
Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: May 1, 2023